Exhibit 10.13

Simple debt letter

Lender: Nextobe AB (556627-5717) with the address Dag Hammarskjolds road 40C, 75183, Uppsala

Borrower: Oasmia Pharmaceutical AB (556332-6676) with the address

Vallonsgatan 1, 75228, Uppsala

Background: October 1st 2012, Oasmia Pharmaceutical AB borrowed 105,000,000 SEK with a yearly interest rate of 4.5%. A contract addendum was signed December 1st 2013 wherein the interest rate was increased to 8.5%. October 11th 2014 Oasmia made public a stock offering where Nextobe AB cleared a partial payment against the loan on December 1st 2014.

Reconciliation December 9 2014:

Loan	105,000,000 SEK
Accrued interest	16,939,447 SEK
Cleared in stock offering	-35,283,906 SEK
Remaining debt	86,655,541 SEK

Reconciliation December 31st 2014:

Unpaid interest 9-31 December	464,141 SEK
Outgoing debt December 31st 2014	87,119,682 SEK

Terms:

§ 1. Provided that Oasmia Pharmaceutical AB pays Nextobe AB one hundred nineteen thousand six hundred eighty two SEK (119682 SEK) by December 30th 2014 this debt letter will replace the debt letter regarding the 105,000,000 SEK that was signed October 1st 2012 and the contract addendum signed between the parties on December 1st 2013.

§ 2. Oasmia Pharmaceutical AB pays Nextobe AB eighty seven million SEK (87,000,000 SEK) in accordance with the provisions in this debt letter.

§ 3. The loan compounds with a yearly interest of 8.5%. The interest will be paid at redemption.

§ 4. The loan compounds until 12-30-2015.

Oasmia Pharmaceutical AB Vallongatan 1 SE-75228 Uppsala, Sweden

Telephone +46 18 - 50 54 40    Fax +46 18 51 08 73

info@oasmia.com  www.oasmia.com

§ 5. In the event of late payment there will be an interest rate equivalent the RiksBank’s reference rate with an addition of 4%.

§ 6. Nextobe AB has the right to convert and set off this claim in connection to an eventual participation in future public stock offerings or other approved financial transactions carried out by Oasmia Pharmaceutical AB.

Signed

Oasmia Pharmaceutical AB	Nextobe AB

(signature)	(signature)

Julian Aleksov, CEO	Erika Kjellberg Eriksson

Date: 12-19-2014	Date: 12-19-2014

Oasmia Pharmaceutical AB Vallongatan 1 SE-75228 Uppsala, Sweden

Telephone +46 18 - 50 54 40    Fax +46 18 51 08 73

info@oasmia.com  www.oasmia.com